UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 5, 2023

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2400 New York, New York	10111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 895-6557

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Registrant's Web site address: www.chimerareit.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 7.01. Regulation FD Disclosure.

On June 5, 2023, the registrant issued a press release titled “Chimera announces revised ex-dividend date for second quarter preferred stock cash dividend – payment amount, payable date and record date unchanged.” The press release announced a correction to the ex-dividend date for the dividend payments on June 30, 2023 for the 8% Series A Cumulative Redeemable Preferred Stock, 8% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, 7.75% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock and 8% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (together, the “Preferred Stock”).  The ex-dividend date will be June 16, 2023 rather than the previously announced date of June 19, 2023, due to the statutory holiday on June 19, 2023. All other dates and information relating to the Preferred Stock dividend payments on June 30, 2023, as previously communicated in the Company’s June 1, 2023 press release, remain unchanged. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated June 5, 2023, issued by Chimera Investment Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

By:	/s/ Subramaniam Viswanathan
Name:	Subramaniam Viswanathan
Title:	Chief Financial Officer

Date: June 5, 2023